Exhibit 10.4

AMENDMENT NO. 6 TO THE AGREEMENT CONCERNING CARDIOLITE® AND TECHNELITE® GENERATOR SUPPLY, PRICING AND REBATES

This Amendment No. 6 (“Amendment”) to the Agreement Concerning Cardiolite® and TechneLite® Generator Supply, Pricing and Rebates dated as of February 1, 2008 (as amended, the “Agreement”) is made by and between Lantheus Medical Imaging, Inc., with its principal place of business at 331 Treble Cove Road, North Billerica, Massachusetts 01862 (“Medical Imaging”), and United Pharmacy Partners, Inc., with its principal place of business at 5400 Laurel Springs Parkway, Suite 405, Suwanee, GA 30024 (“UPPI”), and is effective as of April 1, 2012 (the “Amendment Effective Date”).

RECITALS

WHEREAS, Medical Imaging and UPPI are parties to the Agreement and desire to further amend the Agreement, as provided herein;

NOW, THEREFORE, in consideration of the premises and agreements set forth in this Amendment and intending to be legally bound, Medical Imaging and UPPI hereby agree as follows:

AMENDMENT

1.               Section I. - Section I. Defined Terms is amended by deleting such section in its entirety and replacing therewith the following:

“I.  Defined Terms

A.                                   Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.                                     “Agreements” means collectively the Agreement, the Individual Pharmacy Agreements, and the Standard Cardiolite® Terms, each as in effect from time to time.

C.                                     “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

D.                                    “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member or Member Radiopharmacy Family, each as in effect from time to time.

E.                                      “Member” means a Member of UPPI in Good Standing.

F.                                      “Member Radiopharmacy Family” means **** (****) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control with the same Member.

G.                                     “Month” means a calendar month.

H.                                    “Radiopharmaceutical Reference Month” means for pricing and rebates, in any then-current Month, the immediately preceding Month.

I.                                         “Radiopharmaceutical Reference Quarter” means for pricing and rebates, in any then-current calendar Quarter, the immediately preceding Quarter.

J.                                        “Quarter” means a calendar quarter.

K.                                    “TechneLite® Generators” means technetium Tc99m generators sold under the trademark TechneLite®.

L.                                      “TechneLite® Generator Unshipped Curies” means the number of curies that are not shipped if a TechneLite® Generator order, accepted by Medical Imaging, is not filled as ordered resulting in no shipment or a shipment of fewer curies than originally specified on the order.

M.                                 “**** Sestamibi Product” means ****.

2.               Section IV                                         Section IV. Rebates is amended by deleting such section in its entirety and replacing therewith the following:

“Section IV.                              Rebates.  The Parties agree that UPPI and the Members will be eligible for rebates as set forth in Exhibit 1.”

3.               Exhibit 1.  Exhibit 1 is amended by deleting such exhibit in its entirety and replacing therewith Exhibit 1 attached hereto.

4.               General.  Except as specifically modified hereby, the terms and provisions of the Agreement remain in full force and effect and otherwise unmodified.  This Amendment shall be effective from and after the Amendment Effective Date and is governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.  The Agreement, as amended hereby, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements between the parties relating to the subject matter hereof (whether written or oral).  This Amendment may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed is deemed to be an original but all of which when taken together shall constitute one and the same agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.

UNITED PHARMACY PARTNERS, INC.		LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Perry Polsinelli	By:	/s/ Donald R. Kiepert

Name:	Perry Polsinelli	Name:	Donald R. Kiepert

Title:	President / CEO	Title:	President and CEO

Date:	4/18/2012	Date:	April 19, 2012

Exhibit 1

NOTICE OF INCENTIVE PROGRAMS AND PRICING
FOR SESTAMIBI PRODUCT AND TECHNELITE® GENERATORS

Lantheus Medical Imaging, Inc. (“Medical Imaging”) is pleased to make the following Program for TechneLite® Generators, Sestamibi Product, and Thallium available to all Members (each, a “Member”) of United Pharmacy Partners, Inc. (“UPPI”).  All capitalized terms used but not otherwise defined herein will have the meanings set forth in Schedule A.  The terms of this notice are confidential and are subject to the confidentiality provisions of Section 5.11 of your Standard Cardiolite® Terms as in effect from time to time.

I  TechneLite® Generators

A.                 Except as otherwise set forth herein, pricing for TechneLite® Generators, effective as of ****, for the period from **** through the balance of the Term shall be the pricing set forth in Column A of the TechneLite® Pricing Grid attached hereto as Schedule B (the “TechneLite® Pricing Grid”).

B.                   Medical Imaging shall have the right to increase pricing set forth in the TechneLite® Pricing Grid on ****, provided that such increases will be limited to no more than **** percent (****%).  In addition, if Members purchase less than a weekly average of **** curies of TechneLite®, as measured over the then applicable Radiopharmaceutical Reference Month, Medical Imaging shall have the right to increase pricing for **** for the then-current Month to the then-effective supply pricing for **** (the “Current Supply Pricing”).  The **** for **** is attached hereto as Schedule C.  Medical Imaging reserves the right to change such pricing upon **** (****) days prior written notice.

C.                   In calculating the monthly purchases of TechneLite® Generators, Medical Imaging will take into consideration the total number of curies purchased plus the number of TechneLite® Generator Unshipped Curies, provided, however, that curies of TechneLite® purchased from Medical Imaging during an industry shortfall or supply shortage which are incrementally greater than UPPI’s run rate during the last Radiopharmaceutical Reference Month in a period of normal supply conditions shall not be measured for purposes of determining the price reductions set forth herein.

II  Sestamibi Product

A.                 Members will purchase a minimum aggregate amount of **** of Sestamibi Product during each Quarter (the “Sestamibi Quarterly Minimum”) commencing **** and at all times thereafter.  For purposes of clarity, the Parties acknowledge that all of the purchases of Sestamibi Product by UPPI’s Members from Medical Imaging in the applicable Radiopharmaceutical Reference Quarter will be included in the calculation to determine if the Sestamibi Quarterly Minimum has been achieved regardless of whether such purchases of Sestamibi Product are made as spot or standing orders.

B.                                               Pricing for Sestamibi Product effective as of **** will be as follows:

a.               **** will be $****; and

b.              **** will be $****.

C.                   If Members fail to purchase the Sestamibi Quarterly Minimum in the Radiopharmaceutical Reference Quarter, in addition to any other remedy it may have, Medical Imaging shall have the right to change each Member’s **** pricing for the Quarter immediately following such Radiopharmaceutical Reference Quarter (the “then-current Quarter”) to the **** for ****, effective as of the first day of the then-current Quarter, regardless of UPPI’s then-current **** volume, unless UPPI purchases the shortfall in the Sestamibi Quarterly Minimum no later than **** (****) days after the Radiopharmaceutical Reference Quarter.

III  Thallium

A.                 Commencing as of ****, Members will pay a price for Thallium of $**** per millicurie.

B.                   Thereafter and for the balance of the Term, Members will pay a price of $**** per millicurie for Thallium provided that the number of millicuries of Thallium purchased by Members, in aggregate, in the Radiopharmaceutical Reference Month is greater than **** millicuries (the “Thallium Monthly Minimum”).  If in any Radiopharmaceutical Reference Month the number of Thallium millicuries purchased falls below the Thallium Monthly Minimum, the price per millicurie for Thallium will be changed to $**** per millicurie in the then-current Month.

IV  Combo Pack Pricing for Standing Orders

A.                 Notwithstanding the pricing described in Articles I and II of this Exhibit 1, each Member and Member Radiopharmacy Family (on behalf of each Member within such Member Radiopharmacy Family) that places a **** standing order for TechneLite® Generators on **** of each week, together with a **** standing order of at least **** (****) **** of Sestamibi Product, for a period of at least **** (****) **** shall be entitled to the following pricing for such standing orders effective as of May 1, 2012:

a.               the pricing for TechneLite® Generators for such orders shall be as set forth in Column B of the TechneLite® Pricing Grid attached hereto as Schedule B;

b.              **** will be $****; and

c.               **** will be $****.

Medical Imaging reserves the right, in its reasonable discretion, to change the number or size of TechneLite® Generators set forth in Column B of the TechneLite® Pricing Grid or change the manufacturing days available for such standing orders of TechneLite® Generators, upon **** (****) days prior written notice.

B.                   Members will be entitled to this pricing for standing orders in the then-current Month only if Members purchase a **** average of at least **** curies of TechneLite®, as measured over the then applicable Radiopharmaceutical Reference Month (i.e., the volumes required for Column B of the TechneLite® Pricing Grid).  If Members purchase less than a **** average of **** curies of TechneLite®, as measured over the then applicable Radiopharmaceutical Reference Month, the pricing for TechneLite® Generators and Sestamibi Product for the then-current Month (including standing orders) will be as described in Articles I and II of this Exhibit 1.  Members will be able to participate in this pricing program for standing orders in the then-current Month only when the **** average volume of TechneLite® in the then applicable Radiopharmaceutical Reference Month is at least **** curies.

V  Rebates

For each Radiopharmaceutical Reference Quarter ending from and after **** (it being acknowledged and agreed that the initial Radiopharmaceutical Reference Quarter hereunder shall be measured on a Member by Member basis from and after the start date of the rebate program for such Member through ****), each Member or Member Radiopharmacy Family, as the case may be, in Good Standing that pays the invoices submitted by Medical Imaging on a timely basis may be entitled to a percentage rebate on the purchases of TechneLite® Generators invoiced and delivered to such Member or Member Radiopharmacy Family in the applicable Radiopharmaceutical Reference Quarter if such purchases of TechneLite® Generators meet the **** volume requirements set forth below.  Such rebates will be calculated for each Member or Member Radiopharmacy Family as follows:

a.               No Rebate — if the **** purchases of TechneLite® Generators (in curies) invoiced and delivered to such Member or Member Radiopharmacy Family over the then applicable Radiopharmaceutical Reference Quarter is less than **** percent (****%) of **** purchased by such Member or Member Radiopharmacy Family, as applicable, no rebate will be credited by Medical Imaging to such Member or Member Radiopharmacy Family;

b.              Level 1 Rebate — if the **** purchases of TechneLite® Generators (in curies) invoiced and delivered to such Member or Member Radiopharmacy Family over the then applicable Radiopharmaceutical Reference Quarter is equal to or greater than **** percent (****%) of **** purchased by such Member or Member Radiopharmacy Family, but less than **** percent (****%) of **** purchased by such Member or Member Radiopharmacy Family, as applicable, a rebate of **** percent (****%) of such Member’s or such Member Radiopharmacy Family’s TechneLite® purchases in the applicable Radiopharmaceutical Reference Quarter will be credited by Medical Imaging to such Member or Member Radiopharmacy Family; or

c.               Level 2 Rebate — if the **** purchases of TechneLite® Generators (in curies) invoiced and delivered to such Member or Member Radiopharmacy Family over the then applicable Radiopharmaceutical Reference Quarter is equal to or greater than **** percent (****%) of **** purchased by such Member or Member Radiopharmacy Family, as applicable, a rebate of **** percent (****%) of such Member’s or such Member Radiopharmacy Family’s TechneLite® purchases in the applicable Radiopharmaceutical Reference Quarter will be credited by Medical Imaging to such Member or Member Radiopharmacy Family.

Not later than **** (****) days after the end of each Radiopharmaceutical Reference Quarter, each Member or Member Radiopharmacy Family, as applicable, shall certify to Medical Imaging as to the rebate, if any, earned by such Member or Member Radiopharmacy Family for such period.  Rebates will be determined as of **** and as of the end of each Quarter thereafter (as evidenced by reasonable documentation made available to Medical Imaging or its representatives).  Rebates for the initial Radiopharmaceutical Reference Quarter will be calculated for each Member based on such Member’s or Member Radiopharmacy Family’s **** purchases of TechneLite® Generators commencing after the start date of the rebate program for such Member or Member Radiopharmacy Family.  All rebates earned shall be issued to such Member by Medical Imaging as a credit against future purchases of TechneLite® Generators by such Member within **** (****) days of the end of each Quarter.  Medical Imaging will not settle any such rebate in cash, except if a Member ceases to be a Member in Good Standing or is otherwise acquired and the successor ceases to be a Member and there are no outstanding invoices payable by such Member to Medical Imaging.

VI  Other Terms

A.                 The terms of the existing Exhibit I of the Standard Cardiolite® Terms are being modified as set forth herein.  All references to Exhibit I to the Standard Cardiolite® Terms will be understood to reference and incorporate the terms contained herein.  For purposes of clarity, the Parties acknowledge and agree that all related rebate or incentive programs offered by Medical Imaging to Members or between Medical Imaging and individual Members or Member Radiopharmacy Families the Amendment Effective Date are no longer applicable and have no further force and effect.

B.                   All standing orders will be subject to a **** cancellation policy.  Members will no longer be required to provide Medical Imaging with the Required Monthly Vial and Unit Dose Report for purchases of Cardiolite® from and after **** (as described in Section 2.07(b)(i) of the Standard Cardiolite® Terms and Conditions).

C.                   Any and all terms and conditions, if any, contained within the Standard Cardiolite® Terms that are inconsistent with this notice are hereby deemed to be amended and modified to be consistent with and governed by the provisions hereof.

D.                  Notwithstanding any other provision herein to the contrary, Medical Imaging may increase the TechneLite® Generator purchase prices to reflect any material change in costs of molybdenum.  A change in such costs is considered material if the increase in the cost of molybdenum over any **** (****) day period (a “Moly Cost Increase Period”) is more than **** percent (****%).  In the event of such a material increase, Medical Imaging shall be entitled to increase the TechneLite® Generator purchase prices to reflect the incremental increase in such costs over **** percent (****%) starting as of when such costs are actually incurred by Medical Imaging, provided that Medical Imaging provides UPPI **** (****) days written notice and reasonable documentation supporting such change in costs.  Medical Imaging shall not implement the type of price increase detailed in this paragraph more than **** per calendar year.

E.                    Each Member hereby represents and warrants that it will properly store, use and dispose of all materials provided by Medical Imaging in accordance with any instructions set forth on the applicable product labels, the rules and regulations promulgated by the U.S. Nuclear Regulatory Commission and all other applicable local, state and federal government regulations.

F.                    Notwithstanding anything in Agreements to the contrary, the Agreement may be freely assigned by Medical Imaging.

G.                   In accordance with Section 5.04 of the Standard Cardiolite® Terms, each Member shall report all AEs, Product Quality Complaints and Special Situations to Medical Imaging within 24 hours of the date that Member first becomes aware of an AE, Product Quality Complaint or Special Situation associated with a Sestamibi Product, TechneLite® Generator or any other product of Medical Imaging that is reported to Member or of which Member or any of its agents, including local radiopharmacists, are otherwise made aware.  In addition, Member shall provide Medical Imaging with immediate (or as soon as practicable) notification of any fatal or life-threatening Serious AE.

The report for AEs and Special Situations should contain as much information as is available concerning such event to permit Medical Imaging to file a MedWatch Form 3500A report that satisfies regulatory guidelines for content and timeliness.  The reports for Product Quality Complaints shall include the following information: name and contact information of reporter; product/material name or description; lot number; number of defective units; number of complaint samples available for return; indication of whether a patient was dosed; and description of the complaint condition.

Member shall insure prompt follow-up as necessary to provide Medical Imaging with reasonably complete information known or otherwise available to Member with respect to any Serious AE, AEs, Product Quality Complaints or Special Situations.  If follow-up information is received after reporting a Serious AE, AE, Product Quality Complaint or Special Situation, Member also must report such information.

All reports and any related communications made hereunder shall be made as follows (or to such other address, contact person, telephone number, facsimile number or e mail address as may be specified by Medical Imaging):

United States Phone: 1-800-343-7851 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 1-866-880-9343	Outside US/Canada Phone: 978-667-9531 • Press Option 2 for Adverse Events or Special Situations • Press Option 3 for Product Quality Complaints Fax: 734-929-6688

E-Mail: lantheussafety@i3global.com i3 Drug Safety is the pharmacovigilance partner of Lantheus Medical Imaging.

“AE” means any untoward medical occurrence in a patient or clinical investigation subject, which results in any unfavorable and unintended sign, symptom, or disease temporally associated with the use of a medicinal product, whether or not considered, related to the medicinal product.  All noxious and unintended responses to a medicinal product related to any dose should be considered adverse drug reactions.  Responses to a medicinal product means that a causal relationship between the product and AE is at least a reasonable possibility (i.e., the relationship cannot be ruled out or cannot be determined).  The failure of a Sestamibi Product to localize as expected shall not be deemed an adverse experience, whereas a significant failure of expected pharmacologic action would be considered an adverse event.

“Product Quality Complaint” means an oral or written report, originating from an external or internal source, stating that a product marketed by Medical Imaging is not meeting the customer’s expectations in relation to identity, quality, effectiveness or performance of the product.

“Serious AE” means any untoward medical occurrence that at any dose:  results in death; is life-threatening (defined as an event in which the subject or patient was at risk of death at the time of the event; it does not refer to an event which hypothetically might have caused death if it were more severe); requires inpatient hospitalization or causes prolongation of existing hospitalizations; results in persistent or significant disability/incapacity; results in a congenital anomaly/birth defect; is an important medical event (defined as a medical event(s) that may not be immediately life-threatening or result in death or hospitalization, but based upon appropriate medical and scientific judgment, may jeopardize the patient/subject or may require intervention, e.g., medical surgical, to prevent one of the other serious outcomes listed in the definition above).  Examples of such events include, but are not limited to, intensive treatment in an emergency room or at home for allergic bronchospasm; blood dyscrasias or convulsions that do not result in hospitalization.  For reporting purposes, Medical Imaging also considers the occurrences of cancer, pregnancy, or overdose (accidental or intentional and regardless of adverse outcome) as events that must be expeditiously reported as important medical events.

“Special Situation” means any outcomes of pregnancies of patients exposed to product, AE during breastfeeding, data on use of product in children, lack of efficacy (effect), transmission of an infectious disease with product, overdose, misuse, or abuse, medication errors or AE in compassionate use/named patient use. For reporting purposes, Medical Imaging considers Special Situations to be AEs that must be reported within 24 hours.

H.                  Except as set forth above, notwithstanding anything in the Individual Pharmacy Agreements to the contrary, upon any amendment, modification or supplement to the Standard Cardiolite® Terms, Medical Imaging shall be required at any time to provide written notice thereof solely to UPPI at the following address:

United Pharmacy Partners, Inc.

5400 Laurel Springs Parkway, Suite 405

Suwanee, GA 30024

Attn: Perry Polsinelli, President & CEO

All notices to be provided to Medical Imaging hereunder shall be delivered to:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road,

North Billerica, Massachusetts

Attn: Cyrille Villeneuve, Vice President, Chief Commercial Officer

Schedule A

Defined Terms

A.                                   Capitalized terms not otherwise defined herein shall have the meanings specified in the Standard Cardiolite® Terms.

B.                                     “Agreements” means collectively the Agreement, the Individual Pharmacy Agreements, and the Standard Cardiolite® Terms, each as in effect from time to time.

C.                                     “Good Standing” means the status of having obtained and retained all federal, state and local licenses and other requirements necessary for the lawful conduct of business as a commercial radiopharmacy.

D.                                    “Individual Pharmacy Agreements” means the Cardiolite® License and Supply Agreements between Medical Imaging and a Member or Member Radiopharmacy Family, each as in effect from time to time.

E.                                      “Member” means a Member of UPPI in Good Standing.

F.                                      “Member Radiopharmacy Family” means **** (****) or more commercially established radiopharmacies in Good Standing and which are directly or indirectly Controlled by or under common Control with the same Member.

G.                                     “Month” means a calendar month.

H.                                    “Radiopharmaceutical Reference Month” means for pricing and rebates, in any then-current Month, the immediately preceding Month.

I.                                         “Radiopharmaceutical Reference Quarter” means for pricing and rebates, in any then-current calendar Quarter, the immediately preceding Quarter.

J.                                        “Quarter” means a calendar quarter.

K.                                    “TechneLite® Generators” means technetium Tc99m generators sold under the trademark TechneLite®.

L.                                      “TechneLite® Generator Unshipped Curies” means the number of curies that are not shipped if a TechneLite® Generator order, accepted by Medical Imaging, is not filled as ordered resulting in no shipment or a shipment of fewer curies than originally specified on the order.

M.                                 “**** Sestamibi Product” means ****.

Schedule B

TechneLite® Pricing Grid

****

TechneLite® Generators manufactured on Sunday are denoted with a “-U” above.

* Pricing currently available for certain standing orders on ****.

Schedule C

****

TechneLite® Generators manufactured on Sunday are denoted with a “-U” above.

Medical Imaging reserves the right to change such pricing upon **** (****) days prior written notice.